                                                                    EXHIBIT 23.6

                          CONSENT OF DIRECTOR NOMINEE

     The undersigned hereby consents to the reference of the undersigned as a director nominee of the successor corporation to Food 4 Less Supermarkets, Inc. (the "Company") in the Company's Registration Statement on Form S-1.

                                                /s/  PATRICK L. GRAHAM
                                               ---------------------------
                                                     Patrick L. Graham